Exhibit 10.5

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment to Credit Agreement,” or this “Amendment”) is entered into effective as of April 29, 2016 (the “Effective Date”), among LONESTAR RESOURCES AMERICA INC., a Delaware corporation (“Borrower”), and CITIBANK, N.A., a national banking association, as Administrative Agent (in such capacity, the “Administrative Agent”), and the financial institutions executing this Amendment as Lenders.

R E C I T A L S

A.            Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Credit Agreement dated as of July 28, 2015 (the “Original Credit Agreement”).

B.            The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Same Terms.  All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time.

2.             Conditions Precedent.  The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A.            First Amendment to Credit Agreement.  Administrative Agent shall have received executed counterparts of this Amendment from each of the parties hereto.

B.            Fees and Expenses.  Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

C.            Representations and Warranties.  All representations and warranties contained herein or otherwise made in writing in connection herewith shall be true and correct (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.

3.             Amendments to Original Credit Agreement.  On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a)           Section 1.02 of the Original Credit Agreement shall be amended by amending the following definitions to read in their entirety as follows:

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“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group, other than Permitted Holders, (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated, or (c) the Parent ceases to own directly or indirectly 99.99% of the issued and outstanding Equity Interests in the Borrower.

“Parent” means, prior to the Parent Reorganization, Old Parent, and after the Parent Reorganization, New Parent.

(b)           Section 1.02 of the Original Credit Agreement shall be amended by adding the following new definitions in appropriate alphabetical order to read in its entirety as follows:

“New Parent” means Lonestar Resources US Inc., a Delaware corporation.

“Old Parent” means Lonestar Resources Limited, an Australian limited company.

“Parent Reorganization” means a series of events pursuant to the Parent Reorganization Documents, by which (a) all ordinary shares of Old Parent are exchanged on a two-to-one conversion rate to common stock of the New Parent, (b) the Old Parent is liquidated, and (c) all subsidiaries of Old Parent become subsidiaries of the New Parent.

“Parent Reorganization Documents” means (a) a Scheme of Arrangement under Australian law approved by the Federal Court of Australia and the equity holders of Old Parent, and (b) a Form 10-12B registration statement of New Parent as filed with the SEC on December 31, 2015.

“Permitted Holders” means Ecofin Water & Power Opportunities PLC and its Affiliates.

4.             Limited Waiver.  Subject to the terms and conditions hereof and upon satisfaction of the conditions set forth in Section 2, the Lenders hereby waive noncompliance, if any, with the definition of Change in Control due to the percentage of Equity Interests of the Parent owned by the Permitted Holders, as such Change in Control definition existed prior to giving effect to this Amendment (the “Limited Waiver”).

5.             Certain Representations.  Borrower represents and warrants that, as of the Effective Date:  (a) Borrower has full power and authority to execute this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are,

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by their terms, are requalified by reference to materiality shall be true and correct without regard to such materialty standard) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

6.             No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

7.             Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.  Borrower, Administrative Agent and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement.

8.             Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein.  This Amendment shall constitute Loan Documents for all purposes.

9.             Confirmation of Security.  Borrower hereby confirms and agrees that all of the Security Instruments that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10.          Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11.          Incorporation of Certain Provisions by Reference.  The provisions of Section 12.09 of the Original Credit Agreement captioned “ Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial” are incorporated herein by reference for all purposes.

12.          Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER:

LONESTAR RESOURCES AMERICA INC.

By:	/s/ Frank D. Bracken III
Name:	Frank D. Bracken III
Title:	Chief Executive Officer

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ADMINISTRATIVE AGENT:

CITIBANK, N.A.
as Administrative Agent

By:	/s/ Jarrod Bourgeois
Name:	Jarrod Bourgeois
Title:	Senior Vice President

LENDERS:

CITIBANK, N.A.

By:	/s/ Jarrod Bourgeois
Name:	Jarrod Bourgeois
Title:	Senior Vice President

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ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

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TEXAS CAPITAL BANK, N.A.

By:	/s/ Grant W. Leigh
Name:	Grant W. Leigh
Title:	Senior Vice President

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BOKF, N.A. dba Bank of Texas

By:	/s/ Colin Watson
Name:	Colin Watson
Title:	Vice President

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COMERICA BANK

By:	/s/ Robert C. Pitcock
Name:	Robert C. Pitcock
Title:	Relationship Manager

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COMPASS BANK

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

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BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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